UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21759

Name of Fund:	BlackRock Long-Horizon Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock Long-Horizon Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

•   BlackRock Emerging Markets Fund, Inc.

•   BlackRock Latin America Fund, Inc.

•   BlackRock Long-Horizon Equity Fund

BlackRock Funds VII, Inc.

•   BlackRock Asian Dragon Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2021	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Stock selection in China and Brazil weighed most heavily on performance relative to the benchmark for the period. In particular, an overweight to Kuaishou Technology, operator of a Chinese short video-sharing mobile application, detracted as the company continued to suffer from weaker-than-expected live streaming business and persistent regulatory concerns around the Chinese internet sector. An out-of-benchmark position in SJM Holdings Ltd., a Macau casino operator, detracted as strict COVID-19 restrictions continued to impact the gambling sector.

Positive contributions to relative performance were primarily driven by the Fund’s allocations to Kazakhstan and Russia. On an individual stock level, an out-of-benchmark holding of Chinese chemical manufacturing company Albemarle Corp. led contributions during the period given continued exuberance surrounding electronic vehicles and the company’s clear alignment with China’s policy objective to aggressively reduce carbon emissions over the long term. An out-of-benchmark position in Kaspi.KZ JSC, a fintech company in Kazakhstan, was also a strong contributor to performance as the stock rallied on the back of strong third quarter 2021 results.

At period end, the Fund held an elevated cash balance, which included committed funds against positions that had not yet settled. The Fund’s cash position did not have any material impact on performance.

Describe recent portfolio activity.

The Fund remained positioned for normalization in global economic activity. The Fund notably rotated exposure in China, exiting Kuaishou Technology on weaker guidance and reducing positions in Chinese gaming companies, such as Tencent Holdings Ltd., on concerns over recent clampdowns on that sector. Conversely, the Fund began to adjust some of its Chinese internet underweight by adding to Meituan Dianping and JD.com on the view that regulatory pressure surrounding ecommerce is near its peak. Outside of the internet segment, the Fund initiated a position in Chinese cement producer, Anhui Conch Cement Co. Ltd., which is expected to be a beneficiary if China begins to ease policy into year end. In India, the Fund initiated a position in conglomerate Reliance Industries Limited after trimming exposure to automaker Maruti Suzuki India Ltd. on expected earnings weakness.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in Russia and China, and underweight in Taiwan and South Korea. At the sector level, the Fund was overweight in financials and energy, and underweight in consumer staples and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(5.12)%	23.27%	N/A	13.64%	N/A	7.13%	N/A
Investor A	(5.27)	22.95	16.49%	13.34	12.12%	6.76	6.19%
Investor C	(5.63)	22.04	21.04	12.45	12.45	6.06	6.06
Class K	(5.14)	23.31	N/A	13.69	N/A	7.15	N/A

MSCI Emerging Markets Index(c)	(4.87)	16.96	N/A	9.39	N/A	4.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)	An index that captures large- and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Emerging Markets Fund, Inc.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 948.80	$ 4.22		$ 1,000.00	$ 1,020.87	$ 4.38		0.86%
Investor A	1,000.00	947.30	5.45		1,000.00	1,019.61	5.65		1.11
Investor C	1,000.00	943.70	9.11		1,000.00	1,015.83	9.45		1.86
Class K	1,000.00	948.60	3.98		1,000.00	1,021.12	4.13		0.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	7%

Meituan, Class B	3

Tencent Holdings Ltd.	3

Samsung Electronics Co. Ltd.	3

Alibaba Group Holding Ltd.	2

HDFC Bank Ltd.	2

Saudi National Bank	2

Axis Bank Ltd.	2

Kaspi.KZ JSC	2

China Petroleum & Chemical Corp., Class H	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	34%

India	12

Taiwan	9

Russia	9

South Korea	9

United States	7

Brazil	3

Mexico	3

Indonesia	3

Saudi Arabia	2

Hong Kong	2

Kazakhstan	2

Peru	1

Thailand	1

South Africa	1

Panama	1

Poland	1

Italy	1

Other#	—(b)

Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.

(b)	Rounds to less than 1% of net assets.

#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

At the country level, stock selection in Brazil and Mexico detracted the most from relative performance. At the individual stock level, an overweight to Magazine Luiza SA, one of the largest Brazilian retail companies, weighed on relative performance as values declined for most e-commerce companies as investors took profits from the growth that stemmed from COVID-19 and increased online shopping adoption. An out-of-benchmark holding of Sequoia Logistica e Transportes Ltd., a Brazilian logistics and transportation company, also detracted from relative performance as the stock sold off on rising interest rates in Brazil.

Stock selection in Peru and Argentina led positive contributions to relative performance. An out-of-benchmark position in Marfrig Global Foods SA, a Brazilian food processing company, contributed the most over the period on the back of strong operating results and attractive beef cycle dynamics. An overweight in Mexican airport operator Grupo Aeroportuario del Pacifico SAB de CFV also benefited relative performance following a positive outlook for air traffic recovery in the company’s network.

Describe recent portfolio activity.

Over the period, the Fund increased its position in Rede D’Or Sao Luiz SA, a Brazilian healthcare company, given continued strong earnings momentum as the company accelerates its leadership position in a market with attractive long term growth opportunities. The Fund reduced exposure to Chilean chemical company Sociedad Quimica y Minera de Chile SA following a recent rally in that stock and to reduce exposure to political risk ahead of the presidential election. The Fund initiated a position in Banco BTG Pactual SA, a Brazilian bank which continues to show strong and profitable growth while gaining market share and entering new adjacent growth initiatives. The Fund exited Rumo SA, a Brazilian rail operator and logistics company, on a less favorable view of risk and reward relative to other opportunities.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Panama, Brazil, Peru and Argentina, and underweight in Mexico and Colombia. At the sector level, the Fund was overweight in financials and real estate, and underweight in consumer staples and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(14.49)%	12.83%	N/A	(2.23)%	N/A	(3.65)%	N/A
Investor A	(14.61)	12.49	6.59%	(2.53)	(3.58)%	(3.93)	(4.45)%
Investor C	(15.05)	11.37	10.37	(3.38)	(3.38)	(4.57)	(4.57)
Class K	(14.44)	12.94	N/A	(2.19)	N/A	(3.63)	N/A

MSCI Emerging Markets Latin America Index(c)	(8.93)	21.93	N/A	(1.15)	N/A	(3.20)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)

An index that captures large- and mid-cap representation across emerging markets countries in Latin America. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 855.10	$ 7.15		$ 1,000.00	$ 1,017.49	$ 7.78		1.53%

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Latin America Fund, Inc.

Expense Example (continued)

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Investor A	$ 1,000.00	$ 853.90	$ 8.36		$ 1,000.00	$ 1,016.18	$ 9.10		1.79%
Investor C	1,000.00	849.50	12.91		1,000.00	1,011.24	14.04		2.77
Class K	1,000.00	855.60	6.59		1,000.00	1,018.10	7.17		1.41

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Vale SA	9%

Banco Bradesco SA	5

Petroleo Brasileiro SA	5

B3 SA - Brasil Bolsa Balcao	4

America Movil SAB de CV, Class L	4

Wal-Mart de Mexico SAB de CV	4

Credicorp Ltd.	4

Itau Unibanco Holding SA	3

Grupo Financiero Banorte SAB de CV, Class O	3

Cemex SAB de CV	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Brazil	60%

Mexico	25

Chile	6

Peru	4

Argentina	3

United States	2

Panama	1

Colombia	1

Liabilities in Excess of Other Assets	(2)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021	BlackRock Long-Horizon Equity Fund

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

On February 10, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Long-Horizon Equity Fund to BlackRock Unconstrained Equity Fund and certain changes to the Fund’s investment objective, investment strategy and investment process. Subject to shareholder approval of the Fund’s classification change from diversified to non-diversified, these changes are expected to become effective as soon as practicable thereafter.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The largest contributions to the Fund’s relative return during the period came from stock selection within the health care, consumer discretionary and financials sectors. At the individual security level, the Fund’s holdings in financial software company Intuit Inc., business software firm Cadence Design Systems, Inc. and life sciences company Thermo Fisher Scientific, Inc. represented the largest contributors to performance versus the benchmark.

Conversely, the Fund’s stock selection within the communication services and consumer staples sectors weighed on relative returns. A lack of exposure to the energy sector also detracted from performance versus the benchmark. At the individual stock level, positions in payment technology company Mastercard, Inc., consumer goods producer Reckitt Benckiser Group PLC and wireless company T-Mobile US, Inc. were the largest detractors.

Describe recent portfolio activity.

The most significant change to the Fund’s active positioning during the period was an increase in industrials exposure as the investment adviser initiated a new position in Evoqua Water Technologies LLC. In contrast, exposure to the consumer staples sector was meaningfully decreased as the Fund exited its position in beverage and snack company Mondelez International, Inc.

Describe portfolio positioning at period end.

As of period end, the portfolio was positioned with exposures to quality companies where the investment adviser has strong conviction in its prospects for sustainable growth over a multi-year horizon, based on the view that fundamental factors such as earnings growth are the main drivers of share prices over the long term. In sector terms, the Fund’s largest exposures were to information technology, financials and health care. The Fund had no exposure to the energy, materials, real estate and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.71%	41.78%	N/A	18.75%	N/A	11.88%	N/A
Investor A	8.57	41.47	34.05%	18.46	17.19%	11.59	10.99%
Investor C	8.05	40.15	39.15	17.46	17.46	10.90	10.90
Class R	8.32	40.88	N/A	17.99	N/A	11.13	N/A

MSCI All Country World Index(c)	7.01	37.28	N/A	14.72	N/A	11.32	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

(c)	MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Long-Horizon Equity Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,087.10	$ 5.10		$ 1,000.00	$ 1,020.32	$ 4.94		0.97%
Investor A	1,000.00	1,085.70	6.47		1,000.00	1,019.00	6.26		1.23
Investor C	1,000.00	1,080.50	11.12		1,000.00	1,014.52	10.76		2.12
Class R	1,000.00	1,083.20	8.87		1,000.00	1,016.69	8.59		1.69

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	6%
Mastercard, Inc., Class A	5
UnitedHealth Group, Inc.	5
Amazon.com, Inc.	5
Reckitt Benckiser Group PLC	5
Boston Scientific Corp.	4
Walt Disney Co.	4
Cadence Design Systems, Inc.	4
Prudential PLC	4
Sony Group Corp.	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	70%
France	10
United Kingdom	8
Japan	4
India	3
Spain	3
Switzerland	1
Brazil	1
China	—(b)
Liabilities in Excess of Other Assets	(—)(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021	BlackRock Asian Dragon Fund

Investment Objective

BlackRock Asian Dragon Fund’s (formerly known as BlackRock Asian Dragon Fund Inc.) (the “Fund”) investment objective is to seek to maximize total return.

On July 27, 2021, the Board of Directors (the “Board”) of BlackRock Asian Dragon Fund, Inc. (the “Corporation”) approved certain changes relating to the Corporation. In particular, the Board approved (i) the redesignation of the share classes of the Corporation to a new series of the Corporation named BlackRock Asian Dragon Fund and (ii) a change in the name of the Corporation to “BlackRock Funds VII, Inc.”. These changes were effective on July 30, 2021.

Additionally, the Board approved a proposal to change the name of the Fund from BlackRock Asian Dragon Fund to BlackRock Sustainable Emerging Markets Equity Fund and certain changes to the Fund’s investment objective, investment strategy and investment process. These changes were effective on November 2, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund outperformed its benchmark, the MSCI AC Asia ex Japan Index.

What factors influenced performance?

The Fund’s stock selection in China and South Korea led positive contributions to relative performance. From a sector perspective, stock selection in real estate and energy were the largest contributors to outperformance. At the stock level, LONGI Green Energy Technology Co. Ltd., the Chinese solar cell manufacturer, was the biggest contributor as the company has benefited from growth in green energy adoption in China, supported by the government’s net zero policies introduced late last year. Indian property developer Godrej Properties Ltd. also contributed positively as a beneficiary of the Indian property cycle picking up after an eight-year lull. Mortgage rates are at an all-time low in India and inventory is slowly shrinking, with the bigger property players beneficiaries of consolidation in the property market in an upturn. Bank Central Asia Tbk PT was also a positive contributor as sentiment toward Indonesia turned more positive.

Stock selection in Taiwan was the main constraint on relative performance over the period, while at the sector level stock selection within consumer discretionary was the leading detractor. In terms of individual names, Chinese tire manufacturer Shandong Linglong Tyre Co. Ltd. was the largest detractor after the company’s second quarter results fell short of consensus expectations. The company has encountered multiple short-term headwinds from low utilization and higher raw material and freight costs. South Korean gaming company NCSoft Corp. also detracted as the performance of the company’s new game Blade & Soul 2 was worse than expected. Macau casino operator SJM Holdings Ltd. detracted as strict COVID restrictions continued to impact the gambling sector.

Describe recent portfolio activity.

The spread of the COVID-19 Delta variant weighed on equities in the first half of the period. In addition, events in China dominated throughout amid unpredictable regulation, slowing economic activity and a large property company teetering close to bankruptcy. Oil-heavy markets rallied on the back of rising oil prices in the latter part of the period.

The Fund maintained a positive stance on Indonesia and reduced the underweight in China by adding select energy and consumer discretionary names. From a sector positioning perspective, the Fund reduced the underweight to health care, adding exposure within the biologics drug development and manufacturing segment. The Fund moved to a slight underweight in information technology driven by a more cautious view on the memory segment. The Fund also moved to a more cautious stance on the gaming sub-sector.

The Fund’s cash position was somewhat elevated at 9.7% at period end due to the implementation of a change in the Fund’s strategy. The Fund’s cash position did not have a material impact on performance over the period.

The Fund was repositioned to BlackRock Sustainable Emerging Markets Equity Fund from BlackRock Asian Dragon Fund, Inc. at the end of the period, aiming to deliver long-term outperformance by investing in companies with measurable sustainable outcomes. Repositioning the Fund to a broad emerging market sustainable strategy is designed to respond to client demand and the shift toward sustainable investing.

Describe portfolio positioning at period end.

The Fund was renamed BlackRock Sustainable Emerging Markets Equity Fund from BlackRock Asian Dragon Fund, Inc. on November 2, 2021, and the benchmark changed to the MSCI Emerging Markets Index.

In country terms, the Fund had an overweight position relative to the new benchmark in Mexico while being underweight in Taiwan. At a sector level, the Fund’s largest overweight positions were in financials and health care, while the largest underweights were to materials and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock Asian Dragon Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(4.71)%	16.63%	N/A	9.08%	N/A	8.16%	N/A
Investor A	(4.87)	16.30	10.20%	8.81	7.65%	7.90	7.32%
Class K	(4.71)	16.57	N/A	9.10	N/A	8.17	N/A
Class R	(5.12)	15.77	N/A	8.34	N/A	7.40	N/A

MSCI AC Asia ex Japan Index(c)	(7.09)	12.82	N/A	10.77	N/A	7.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

(c)

A free float-adjusted market capitalization index designed to capture large- and midcap representation across two of three developed market countries (excluding Japan) and across emerging markets countries in Asia. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 952.90	$ 4.82		$ 1,000.00	$ 1,020.27	$ 4.99		0.98%
Investor A	1,000.00	951.30	6.10		1,000.00	1,018.95	6.31		1.24
Class K	1,000.00	952.90	4.48		1,000.00	1,020.62	4.63		0.91
Class R	1,000.00	948.80	8.45		1,000.00	1,016.53	8.74		1.72

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	BlackRock Asian Dragon Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	8%
Tencent Holdings Ltd.	4
Meituan, Class B	4
Samsung Electronics Co. Ltd.	4
LONGi Green Energy Technology Co. Ltd., Class A	3
Wuxi Biologics Cayman, Inc.	3
Axis Bank Ltd.	2
Bank Rakyat Indonesia Persero Tbk PT	2
Wal-Mart de Mexico SAB de CV	2
Kaspi.KZ JSC	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	28%
India	11
South Korea	11
Taiwan	10
Russia	6
United States	6
Mexico	5
Hong Kong	3
Brazil	3
United Kingdom	2
Indonesia	2
Kazakhstan	2
Peru	2
Poland	2
Hungary	1
Thailand	1
Panama	1
Egypt	1
Greece	1
South Africa	1
Other Assets Less Liabilities	1

(a)	Excludes short-term securities.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Asian Dragon Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Asian Dragon Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Asian Dragon Fund Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On October 28, 2021, BlackRock Asian Dragon Fund’s issued and outstanding Investor C Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares (available only in BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Long-Horizon Equity Fund and BlackRock Asian Dragon Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on May 1, 2021 and held through October 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.3%
B3 SA - Brasil Bolsa Balcao	9,811,020	$20,704,002
Notre Dame Intermedica Participacoes SA	5,403,778	61,450,525
Petroleo Brasileiro SA, ADR	2,569,103	25,228,591
Sendas Distribuidora SA	13,035,783	35,316,121
Suzano SA(a)	827,275	7,216,193

		149,915,432

China — 34.2%
Alibaba Group Holding Ltd., ADR(a)	703,893	116,100,111
Anhui Honglu Steel Construction Group Co. Ltd.	2,515,067	16,574,528
China Construction Bank Corp., Class H	106,930,000	72,774,492
China Mengniu Dairy Co. Ltd.	5,523,000	35,140,433
China Molybdenum Co. Ltd., Class A	29,787,145	27,930,577
China Molybdenum Co. Ltd., Class H	31,740,000	19,621,753
China Petroleum & Chemical Corp., Class H	155,344,000	75,688,676
China Resources Gas Group Ltd.	7,634,000	41,012,943
China Vanke Co. Ltd., Class H	11,846,700	27,678,972
China Yangtze Power Co. Ltd., Class A	13,590,822	45,071,901
Contemporary Amperex Technology Co. Ltd., Class A	240,567	23,998,695
Eve Energy Co. Ltd., Class A	1,968,741	34,851,872
Haier Smart Home Co. Ltd., Class A	13,880,721	58,905,074
Han’s Laser Technology Industry Group Co. Ltd., Class A	7,413,154	49,659,280
JD.com, Inc., ADR(a)	592,966	46,417,378
Jiumaojiu International Holdings Ltd.(b)	6,626,000	16,587,070
Joinn Laboratories China Co. Ltd., Class H(b)	567,880	7,308,170
Kanzhun Ltd., ADR(a)(c)	707,950	24,849,045
Li Ning Co. Ltd.	4,158,000	45,883,764
Linklogis, Inc., Class B(a)(b)	15,171,000	18,458,957
Longfor Group Holdings Ltd.(b)	5,793,500	28,028,484
LONGi Green Energy Technology Co. Ltd., Class A(a)	4,480,366	68,222,989
Meituan, Class B(a)(b)	4,299,500	146,306,009
Shandong Linglong Tyre Co. Ltd., Class A	3,539,064	19,538,936
Shanghai International Airport Co. Ltd., Class A(a)	3,422,600	28,265,264
Shanghai M&G Stationery, Inc.	1,316,460	13,031,428
Shenzhen Topband Co. Ltd., Class A	21,405,575	49,474,701
Tencent Holdings Ltd.	2,361,400	143,643,473
Tencent Holdings Ltd., ADR	1,159,127	70,463,330
WuXi AppTec Co. Ltd., Class A	1,128,600	24,290,133
Wuxi Biologics Cayman, Inc.(a)(b)	4,571,000	69,236,718
Yum China Holdings, Inc.	1,166,679	66,594,037
Zijin Mining Group Co. Ltd., Class H	18,984,000	26,400,057

		1,558,009,250

Egypt — 0.3%
Commercial International Bank Egypt SAE(a)	3,785,274	12,322,602

Hong Kong — 1.7%
AIA Group Ltd.	2,857,200	32,020,665
SJM Holdings Ltd.(a)	61,760,000	45,932,120

		77,952,785

India — 12.5%
Axis Bank Ltd.(a)	8,206,404	81,661,578
Bandhan Bank Ltd.(b)	4,060,106	15,863,606
Godrej Properties Ltd.(a)	717,949	21,445,528
HDFC Bank Ltd.	4,434,417	93,937,962
ICICI Bank Ltd.	2,166,936	23,331,629
ICICI Bank Ltd., ADR	1,023,445	21,645,862
ICICI Prudential Life Insurance Co. Ltd.(b)	5,272,983	43,615,211

Security	Shares	Value

India (continued)
Indiabulls Housing Finance Ltd.	4,448,486	$12,928,644
Infosys Ltd., ADR	3,256,132	72,546,621
InterGlobe Aviation Ltd.(a)(b)	1,585,433	46,054,705
Reliance Industries Ltd.	1,463,875	49,676,827
UltraTech Cement Ltd.	589,733	60,228,923
Zee Entertainment Enterprises Ltd.	6,606,858	26,624,005

		569,561,101

Indonesia — 2.5%
Astra International Tbk PT	95,054,700	40,484,988
Bank Central Asia Tbk PT	79,682,500	42,134,298
Telkom Indonesia Persero Tbk PT	121,023,000	32,347,702

		114,966,988

Italy — 0.6%
PRADA SpA	4,522,300	28,504,309

Kazakhstan — 1.7%
Kaspi.KZ JSC, GDR(d)	530,850	76,973,250

Mexico — 2.9%
Cemex SAB de CV(a)	16,931,228	10,888,355
Cemex SAB de CV, ADR(a)	7,801,745	50,165,220
Grupo Aeroportuario del Pacifico SAB de CV, ADR(c)	160,826	20,309,107
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,263,796	28,537,157
Grupo Aeroportuario del Sureste SAB de CV, ADR	16,582	3,343,760
Grupo Aeroportuario del Sureste SAB de CV, Class B	985,754	19,879,309

		133,122,908

Panama — 0.9%
Copa Holdings SA, Class A(a)	535,009	39,569,266

Peru — 1.2%
Credicorp Ltd.	407,824	52,878,460

Poland — 0.8%
Bank Polska Kasa Opieki SA	361,660	11,949,277
Powszechna Kasa Oszczednosci Bank Polski SA(a)	2,074,682	25,402,160

		37,351,437

Russia — 8.6%
Fix Price Group Ltd., GDR(d)	3,690,944	32,148,122
Gazprom PJSC	11,362,367	55,986,176
LUKOIL PJSC, ADR	684,127	69,733,642
Magnit PJSC	493,640	45,050,385
Ozon Holdings PLC, ADR(a)	1,091,014	49,095,630
Sberbank of Russia PJSC	8,360,571	42,060,287
Sberbank of Russia PJSC, ADR	1,744,678	34,989,542
TCS Group Holding PLC, GDR(d)	609,703	62,600,909
TCS Group Holding PLC, Registered Shares(d)	23,161	2,388,318

		394,053,011

Saudi Arabia — 2.5%
Al Rajhi Bank	828,280	30,605,884
Saudi National Bank	4,668,503	82,021,474

		112,627,358

South Africa — 0.9%
Sanlam Ltd	10,124,592	41,592,023

South Korea — 8.6%
Kakao Corp.	538,064	57,887,289
Kakaopay Corp., (Acquired 10/22/21, Cost: $11,915,194)(e)	154,288	11,883,034
KB Financial Group, Inc.	1,028,524	49,784,558
POSCO	190,231	48,248,600

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	2,319,422	$138,871,019
Samsung Fire & Marine Insurance Co. Ltd.	143,582	28,461,188
SK Innovation Co. Ltd.(a)	275,564	57,468,872

		392,604,560

Taiwan — 9.4%
Accton Technology Corp.	5,193,000	45,401,566
ASMedia Technology, Inc.	475,000	27,841,487
Taiwan Semiconductor Manufacturing Co. Ltd.	16,024,000	340,033,924
Wiwynn Corp.	403,000	12,910,302

		426,187,279

Thailand — 0.9%
PTT PCL, NVDR	36,362,900	41,634,350

United Arab Emirates — 0.5%
Emaar Properties PJSC	20,503,103	22,445,359

United States — 2.8%
Albemarle Corp.	242,514	60,742,482
Freshworks, Inc., Class A(a)(c)	191,040	9,599,760
Wolfspeed, Inc.(a)(c)	464,101	55,743,171

		126,085,413

Total Common Stocks — 96.8% (Cost: $4,113,164,409)		4,408,357,141

Preferred Securities

Preferred Stocks — 0.3%

Brazil — 0.3%
Azul SA, Preference Shares(a)	2,336,377	10,295,492
Banco Nacional SA, Preference Shares(f)	42,567,626	75

		10,295,567

Total Preferred Securities — 0.3% (Cost: $10,623,383)		10,295,567

Total Long-Term Investments — 97.1% (Cost: $4,123,787,792)		4,418,652,708

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(g)(h)	166,617,155	$166,617,155
SL Liquidity Series, LLC, Money Market Series, 0.08%(g)(h)(i)	35,225,601	35,232,645

Total Short-Term Securities — 4.4% (Cost: $201,851,678)		201,849,800

Total Investments — 101.5% (Cost: $4,325,639,470)		4,620,502,508

Liabilities in Excess of Other Assets — (1.5)%		(67,191,271)

Net Assets — 100.0%		$4,553,311,237

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $11,883,034, representing 0.3% of its net assets as of period end, and an original cost of $11,915,194.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$321,271,043	$—		$(154,653,888	)(a)	$—	$—	$166,617,155	166,617,155	$9,124		$—
SL Liquidity Series, LLC, Money Market Series	10,450,481	24,784,900	(a)	—		(858)	(1,878)	35,232,645	35,225,601	29,564	(b)	—

						$(858)	$(1,878)	$201,849,800		$38,688		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/10/23	$42,204,495	$1,569,528	(c)	$43,531,009	0.9%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	14,020,805	2,292,497	(e)	16,343,859	0.3

					$3,862,025		$59,874,868

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $243,014 of net dividends and financing fees.
(e)	Amount includes $(30,557) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	60 basis points	50-95 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1M US Dollar LIBOR BBA

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Standard Chartered PLC	6,436,642	$43,531,009	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$43,531,009

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Suzano SA	134,636	$1,174,409	7.2%

Egypt
Commercial International Bank Egypt SAE	4,012,423	13,062,064	79.9

India
ICICI Bank Ltd.	99,640	2,107,386	12.9

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$16,343,859

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Emerging Markets Fund, Inc.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$3,862,025	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$3,862,025	$—	$—	$—	$3,862,025

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$845,013	$—	$—	$—	$845,013
Forward foreign currency exchange contracts	—	—	—	(551,259)	—	—	(551,259)
Swaps	—	—	(4,714,860)	—	—	—	(4,714,860)

	$—	$—	$(3,869,847)	$(551,259)	$—	$—	$(4,421,106)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,361,597)	$—	$—	$—	$(1,361,597)
Swaps	—	—	783,242	—	—	—	783,242

	$—	$—	$(578,355)	$—	$—	$—	$(578,355)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$74,969,048
Total return swaps:
Average notional value	$69,731,114

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$3,862,025	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,862,025	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,862,025	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Emerging Markets Fund, Inc.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets	(b)

HSBC Bank PLC	$1,569,528	$—	$—	$(1,569,528)	$—
JPMorgan Chase Bank N.A.	2,292,497	—	—	—	2,292,497

	$3,862,025	$—	$—	$(1,569,528)	$2,292,497

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$149,915,432	$—	$—	$149,915,432
China	487,914,023	1,070,095,227	—	1,558,009,250
Egypt	—	12,322,602	—	12,322,602
Hong Kong	—	77,952,785	—	77,952,785
India	140,247,188	429,313,913	—	569,561,101
Indonesia	—	114,966,988	—	114,966,988
Italy	—	28,504,309	—	28,504,309
Kazakhstan	76,973,250	—	—	76,973,250
Mexico	133,122,908	—	—	133,122,908
Panama	39,569,266	—	—	39,569,266
Peru	52,878,460	—	—	52,878,460
Poland	—	37,351,437	—	37,351,437
Russia	81,243,752	312,809,259	—	394,053,011
Saudi Arabia	112,627,358	—	—	112,627,358
South Africa	41,592,023	—	—	41,592,023
South Korea	—	392,604,560	—	392,604,560
Taiwan	—	426,187,279	—	426,187,279
Thailand	—	41,634,350	—	41,634,350
United Arab Emirates	—	22,445,359	—	22,445,359
United States	126,085,413	—	—	126,085,413
Preferred Securities
Preferred Stocks	10,295,492	—	75	10,295,567
Short-Term Securities
Money Market Funds	166,617,155	—	—	166,617,155

	$1,619,081,720	$2,966,188,068	$75	4,585,269,863

Investments Valued at NAV(a)				35,232,645

				$4,620,502,508

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$3,862,025	$—	$3,862,025

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) October 31, 2021	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 3.1%
Globant SA(a)	5,820	$1,857,686

Brazil — 57.5%
Afya Ltd., Class A(a)(b)	40,532	707,283
Ambev SA, ADR	312,003	923,529
B3 SA - Brasil Bolsa Balcao	1,151,942	2,430,921
Banco Bradesco SA, ADR	927,078	3,244,773
Banco BTG Pactual SA	277,371	1,108,246
Banco Inter SA	82,262	517,435
BB Seguridade Participacoes SA	307,408	1,203,204
Cia de Locacao das Americas	125,273	437,937
Itau Unibanco Holding SA, ADR	506,183	2,060,165
Locaweb Servicos de Internet SA(c)	115,030	372,984
Magazine Luiza SA	540,411	1,035,090
Marfrig Global Foods SA	160,838	755,202
Movida Participacoes SA	233,427	614,195
Natura & Co. Holding SA(a)	183,800	1,266,845
Neoenergia SA	293,888	807,127
Notre Dame Intermedica Participacoes SA	153,035	1,740,279
Petroleo Brasileiro SA, ADR	119,672	1,175,179
Petroleo Brasileiro SA, ADR, Preference Shares	299,788	2,880,963
Rede D’Or Sao Luiz SA(c)	108,304	1,132,205
Sendas Distribuidora SA	234,085	634,175
Sequoia Logistica e Transportes SA(a)	212,860	490,304
Suzano SA(a)	154,114	1,344,313
TIM SA	476,356	947,006
Vale SA, ADR	398,921	5,078,264
Vasta Platform Ltd.(a)(b)	30,113	120,452
Via S/A(a)	452,135	492,688
XP, Inc., Class A(a)	18,962	622,143

		34,142,907

Chile — 5.9%
Banco Santander Chile, ADR	49,048	869,131
Empresas CMPC SA	543,957	1,003,666
Falabella SA	274,867	760,099
Sociedad Quimica y Minera de Chile SA, ADR	15,369	843,604

		3,476,500

Colombia — 1.1%
Bancolombia SA, ADR	18,083	649,722

Mexico — 25.5%
America Movil SAB de CV, Class L, ADR	124,940	2,221,432
Cemex SAB de CV, ADR(a)	289,101	1,858,919
Corp. Inmobiliaria Vesta SAB de CV	501,475	872,978
Fibra Uno Administracion SA de CV	1,183,798	1,176,438
Fomento Economico Mexicano SAB de CV, ADR	16,364	1,344,957
Grupo Aeroportuario del Pacifico SAB de CV, ADR	5,720	722,322
Grupo Aeroportuario del Pacifico SAB de CV, Class B	60,942	768,228
Grupo Aeroportuario del Sureste SAB de CV, Class B	21,349	430,537
Grupo Cementos de Chihuahua SAB de CV	107,594	800,370
Grupo Financiero Banorte SAB de CV, Class O	311,897	1,974,732
Grupo Mexico SAB de CV, Series B	189,232	830,165
Wal-Mart de Mexico SAB de CV	608,402	2,122,078

		15,123,156

Panama — 1.3%
Copa Holdings SA, Class A(a)	10,470	774,361

Security		Shares	Value

Peru — 3.5%
Credicorp Ltd.		16,022	$2,077,412

Total Common Stocks — 97.9% (Cost: $52,826,950)			58,101,744

		Par (000)

Corporate Bonds

Brazil(d) — 0.0%
Klabin SA, 1.00%, 06/15/22	BRL	3	8,777
Lupatech SA, 6.50%, 04/15/22(e)		2,128	—

Total Corporate Bonds — 0.0% (Cost: $1,102,207)			8,777

		Shares

Preferred Securities

Preferred Stocks — 2.3%

Brazil — 2.3%
Gerdau SA, Preference Shares		281,944	1,343,827

Total Preferred Securities — 2.3% (Cost: $1,420,451)			1,343,827

Total Long-Term Investments — 100.2% (Cost: $55,349,608)			59,454,348

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(f)(g)		167,095	167,095
SL Liquidity Series, LLC, Money Market Series, 0.08%(f)(g)(h)		730,871	731,017

Total Short-Term Securities — 1.5% (Cost: $897,918)			898,112

Total Investments — 101.7% (Cost: $56,247,526)			60,352,460
Liabilities in Excess of Other Assets — (1.7)%			(989,961)

Net Assets — 100.0%			$59,362,499

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Latin America Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$208,850	$ —	$(41,755	)(a)	$—	$—	$167,095	167,095	$20		$—
SL Liquidity Series, LLC, Money Market Series	2,443,987	—	(1,713,122	)(a)	(11)	163	731,017	730,871	1,038	(b)	—

					$(11)	$163	$898,112		$1,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$58,101,744	$—	$—	$58,101,744
Corporate Bonds	—	—	8,777	8,777
Preferred Securities
Preferred Stocks	1,343,827	—	—	1,343,827
Short-Term Securities
Money Market Funds	167,095	—	—	167,095

	$59,612,666	$—	$8,777	59,621,443

Investments Valued at NAV(a)				731,017

				$60,352,460

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) October 31, 2021	BlackRock Long-Horizon Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.0%
Locaweb Servicos de Internet SA(a)	970,094	$3,145,526

France — 9.5%
EssilorLuxottica SA	48,215	9,975,554
LVMH Moet Hennessy Louis Vuitton SE	11,475	8,997,794
Schneider Electric SE	68,060	11,734,774

		30,708,122

India — 3.3%
HDFC Bank Ltd.	510,479	10,813,903

Japan — 3.8%
Sony Group Corp.	106,600	12,343,884

Spain — 2.6%
Cellnex Telecom SA(a)	135,254	8,318,078

Switzerland — 1.4%
Logitech International SA, Registered Shares	53,901	4,508,978

United Kingdom — 8.4%
Prudential PLC	609,134	12,431,178
Reckitt Benckiser Group PLC	184,369	14,967,591

		27,398,769

United States — 69.4%
Amazon.com, Inc.(b)	4,824	16,268,602
American Express Co.	54,707	9,506,982
Boston Scientific Corp.(b)	340,942	14,704,828
Cadence Design Systems, Inc.(b)	73,303	12,689,482
Charles Schwab Corp.	124,736	10,232,094
Chart Industries, Inc.(b)	41,391	7,347,730
Cognex Corp.	73,720	6,457,135
Evoqua Water Technologies Corp.(b)	177,664	7,431,685
Intercontinental Exchange, Inc.	76,067	10,532,237
Intuit, Inc.	16,527	10,345,737
Intuitive Surgical, Inc.(b)	20,238	7,308,549
Mastercard, Inc., Class A	52,751	17,699,016
Microsoft Corp.	57,573	19,092,358
Natera, Inc.(b)	50,050	5,734,229
Otis Worldwide Corp.	123,809	9,943,101
Synchrony Financial	194,110	9,016,409
Thermo Fisher Scientific, Inc.	16,228	10,273,460
T-Mobile US, Inc.(b)	97,898	11,261,207
UnitedHealth Group, Inc.	36,789	16,940,231
Walt Disney Co.(b)	76,068	12,860,817

		225,645,889

Total Common Stocks — 99.4% (Cost: $228,941,724)		322,883,149

Security	Par (000)	Value

Corporate Bonds

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(b)(c)(d)(e)	$1,000	$1,000

Total Corporate Bonds — 0.0% (Cost: $1,000,000)		1,000

	Shares

Preferred Securities

Preferred Stocks — 0.0%

United States — 0.0%
Proteus Digital Health, (Acquired 07/22/14, Cost: $7,000,007)(b)(f)(g)	532,725	5

Total Preferred Securities — 0.0% (Cost: $7,000,007)		5

Total Long-Term Investments — 99.4% (Cost: $236,941,731)		322,884,154

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(h)(i)	2,591,956	2,591,956

Total Short-Term Securities — 0.8% (Cost: $2,591,956)		2,591,956

Total Investments — 100.2% (Cost: $239,533,687)		325,476,110

Liabilities in Excess of Other Assets — (0.2)%		(501,422)

Net Assets — 100.0%		$324,974,688

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Convertible security.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Zero-coupon bond.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5, representing less than 0.05% of its net assets as of period end, and an original cost of $7,000,007.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Long-Horizon Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$759,284	$1,832,672(a)	$—	$—	$—	$2,591,956	2,591,956	$39		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—(a)	—	—	—	—	—	443	(c)	—

				$—	$—	$2,591,956		$482		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$3,145,526	$—	$—	$3,145,526
France	—	30,708,122	—	30,708,122
India	—	10,813,903	—	10,813,903
Japan	—	12,343,884	—	12,343,884
Spain	—	8,318,078	—	8,318,078
Switzerland	—	4,508,978	—	4,508,978
United Kingdom	—	27,398,769	—	27,398,769
United States	225,645,889	—	—	225,645,889
Corporate Bonds	—	1,000	—	1,000

Preferred Securities
Preferred Stocks	—	—	5	5

Short-Term Securities
Money Market Funds	2,591,956	—	—	2,591,956

	$231,383,371	$94,092,734	$5	$325,476,110

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) October 31, 2021	BlackRock Asian Dragon Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.7%
Natura & Co. Holding SA(a)	312,794	$2,155,939
Notre Dame Intermedica Participacoes SA	145,107	1,650,123

		3,806,062

China — 27.7%
Alibaba Group Holding Ltd.(a)	103,892	2,136,296
Alibaba Group Holding Ltd., ADR(a)	6,055	998,712
China Merchants Bank Co. Ltd., Class H	317,500	2,660,694
Contemporary Amperex Technology Co. Ltd., Class A	19,100	1,910,793
Didi Global, Inc., (Acquired 07/08/21, Cost: $ 740,617)(a)(b)	108,016	857,403
Haier Smart Home Co. Ltd., Class A	348,500	1,478,916
Haier Smart Home Co. Ltd., Class H	303,600	1,130,513
Kanzhun Ltd., ADR(a)	5,512	193,471
LONGi Green Energy Technology Co. Ltd., Class A	312,093	4,752,272
Meituan, Class B(a)(c)	158,300	5,386,729
Sungrow Power Supply Co. Ltd., Class A	98,500	2,528,499
Tencent Holdings Ltd.	94,100	5,724,084
Tencent Holdings Ltd., ADR	3,208	195,014
Topsports International Holdings Ltd.(c)	1,703,000	2,068,887
Wuxi Biologics Cayman, Inc.(a)(c)	253,500	3,839,752
Yantai Zhenghai Magnetic Material Co. Ltd.	771,300	1,354,746
Yum China Holdings, Inc.	46,114	2,632,187

		39,848,968

Egypt — 1.2%
Commercial International Bank Egypt SAE(a)	543,859	1,770,482

Greece — 1.2%
National Bank of Greece SA(a)	534,981	1,689,327

Hong Kong — 3.0%
AIA Group Ltd.	192,200	2,153,987
Hang Lung Properties Ltd.	954,000	2,214,094

		4,368,081

Hungary — 1.5%
OTP Bank Nyrt(a)	36,485	2,192,289

India — 10.8%
Axis Bank Ltd.(a)	361,813	3,600,386
Bandhan Bank Ltd.(c)	670,988	2,621,678
Bharti Airtel	19,833	75,246
HDFC Bank Ltd.	105,892	2,243,199
ICICI Bank Ltd.	93,233	1,003,850
ICICI Bank Ltd., ADR	47,114	996,461
Infosys Ltd.	65,996	1,476,912
Infosys Ltd., ADR	65,444	1,458,092
SBI Cards & Payment Services Ltd.(a)	144,981	2,047,309

		15,523,133

Indonesia — 2.1%
Bank Rakyat Indonesia Persero Tbk PT	10,047,500	3,016,095

Kazakhstan — 2.1%
Kaspi.KZ JSC, GDR	20,565	2,981,925

Mexico — 5.5%
Arca Continental SAB de CV	412,164	2,513,063
Grupo Financiero Banorte SAB de CV, Class O	383,083	2,425,436
Wal-Mart de Mexico SAB de CV	856,509	2,987,464

		7,925,963

Security	Shares	Value

Panama — 1.3%
Copa Holdings SA, Class A(a)	25,658	$1,897,666

Peru — 1.7%
Credicorp Ltd.	19,025	2,466,782

Poland — 1.7%
LPP SA	664	2,384,951

Russia — 5.8%
Ozon Holdings PLC, ADR(a)	47,267	2,127,015
Sberbank of Russia PJSC	321,090	1,615,337
Sberbank of Russia PJSC, ADR	81,537	1,635,225
TCS Group Holding PLC, GDR	28,581	2,934,538

		8,312,115

South Africa — 0.8%
Life Healthcare Group Holdings Ltd.(a)	702,656	1,118,730

South Korea — 9.6%
Eoflow Co. Ltd.(a)	19,897	906,927
Kakao Corp.	11,367	1,222,912
NCSoft Corp.	2,174	1,168,107
Samsung Electronics Co. Ltd.	85,341	5,109,632
Samsung Fire & Marine Insurance Co. Ltd.	10,359	2,053,387
Samsung SDI Co. Ltd.	2,266	1,429,682
SK Innovation Co. Ltd.(a)	9,398	1,959,953

		13,850,600

Taiwan — 9.8%
Accton Technology Corp.	248,000	2,168,224
Taiwan Semiconductor Manufacturing Co. Ltd.	563,000	11,947,023

		14,115,247

Thailand — 1.4%
Bangkok Dusit Medical Services PCL, NVDR	2,766,600	1,961,893

United Kingdom — 2.4%
Prudential PLC	88,795	1,812,124
Standard Chartered PLC	233,899	1,581,859

		3,393,983

United States — 3.0%
Albemarle Corp.	10,824	2,711,087
Freshworks, Inc., Class A(a)	7,102	356,876
Wolfspeed, Inc.(a)	9,900	1,189,089

		4,257,052

Total Common Stocks — 95.3% (Cost: $114,422,578)		136,881,344

Preferred Securities

Preferred Stocks — 1.0%

South Korea — 1.0%
Samsung Electronics Co. Ltd., Preference Shares	25,297	1,389,716

Total Preferred Securities — 1.0% (Cost: $954,362)		1,389,716

Total Long-Term Investments — 96.3% (Cost: $115,376,940)		138,271,060

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Asian Dragon Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(d)(e)		2,941,227	$2,941,227

	Par (000)

Time Deposits — 0.7%

Hong Kong — 0.1%
Hongkong & Shanghai Banking Corp. Ltd., 0.00%, 11/03/21	HKD	539	69,226

United Kingdom — 0.0%
Citibank NA, New York, 0.01%, 11/03/21	GBP	22	29,910

United States — 0.6%
Citibank NA, New York, 0.08%, 11/03/21	USD	886	886,313

			985,449

Total Short-Term Securities — 2.7% (Cost: $3,926,676)			3,926,676

Total Investments — 99.0% (Cost: $119,303,616)			142,197,736

Other Assets Less Liabilities — 1.0%			1,407,292

Net Assets — 100.0%			$143,605,028

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $857,403, representing 0.6% of its net assets as of period end, and an original cost of $740,617.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,673,714	$—	$(732,487	)(a)	$—	$—	$2,941,227	2,941,227	$171		$—
SL Liquidity Series, LLC, Money Market Series(b)	1,407,844	—	(1,407,811	)(a)	(33)	—	—	—	2,674	(c)	—

					$(33)	$—	$2,941,227		$2,845		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	JPMorgan Chase Bank N.A.(b)	02/08/23	$1,295,441	$17,086	(c)	$1,309,479	0.9%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $3,048 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Asian Dragon Fund

OTC Total Return Swaps (continued)

(b)
Range:	40-60 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Prudential PLC	37,195	$759,074	58.0%
Standard Chartered PLC	73,440	496,674	37.9
Standard Chartered PLC	7,982	53,731	4.1

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$ 1,309,479

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$17,086	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$17,086	$—	$—	$—	$17,086

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Swaps	$—	$—	$(28,777)	$—	$—	$—	$(28,777)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$—	$(27,624)	$—	$—	$—	$(27,624)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$1,088,763

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Asian Dragon Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$17,086	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,086	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$17,086	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
	Counterparty	for Offset	Received	Received	Assets(a)

JPMorgan Chase Bank N.A.	$17,086	$—	$—	$—	$17,086

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$3,806,062	$—	$—	$3,806,062
China	4,019,384	35,829,584	—	39,848,968
Egypt	—	1,770,482	—	1,770,482
Greece	—	1,689,327	—	1,689,327
Hong Kong	—	4,368,081	—	4,368,081
Hungary	—	2,192,289	—	2,192,289
India	2,454,553	13,068,580	—	15,523,133
Indonesia	—	3,016,095	—	3,016,095
Kazakhstan	2,981,925	—	—	2,981,925
Mexico	7,925,963	—	—	7,925,963
Panama	1,897,666	—	—	1,897,666
Peru	2,466,782	—	—	2,466,782
Poland	2,384,951	—	—	2,384,951
Russia	2,127,015	6,185,100	—	8,312,115
South Africa	1,118,730	—	—	1,118,730
South Korea	—	13,850,600	—	13,850,600
Taiwan	—	14,115,247	—	14,115,247
Thailand	—	1,961,893	—	1,961,893
United Kingdom	—	3,393,983	—	3,393,983
United States	4,257,052	—	—	4,257,052
Preferred Securities
Preferred Stocks	—	1,389,716	—	1,389,716
Short-Term Securities
Money Market Funds	2,941,227	—	—	2,941,227
Time Deposits	—	985,449	—	985,449

	$38,381,310	$103,816,426	$—	$142,197,736

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Asian Dragon Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$17,086	$—	$17,086

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Preferred Stocks	Total

Assets

Opening balance, as of April 30, 2021	$2,967,493	$2,967,493
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	562,997	562,997
Net change in unrealized appreciation (depreciation)(a)(b)	(1,172,674)	(1,172,674)
Purchases	—	—
Sales	(2,357,816)	(2,357,816)

Closing balance, as of October 31, 2021	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021(b)	$—	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2021

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund	BlackRock Asian Dragon Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,418,652,708	$59,454,348	$322,884,154	$139,256,509
Investments, at value — affiliated(c)	201,849,800	898,112	2,591,956	2,941,227
Cash	532,610	—	—	—
Foreign currency, at value(d)	8,059,447	456	367	9,886,997
Receivables:
Investments sold	55,741,701	4,238	2,294,865	34,944,481
Securities lending income — affiliated	3,284	112	—	26
Swaps	2,380,199	—	—	56,905
Capital shares sold	17,519,500	11,915	364,134	15,230
Dividends — unaffiliated	1,841,109	17,372	308,538	39,841
Dividends — affiliated	738	5	8	32
Unrealized appreciation on OTC swaps	3,862,025	—	—	17,086
Prepaid expenses	333,571	28,881	40,437	35,510

Total assets	4,710,776,692	60,415,439	328,484,459	187,193,844

LIABILITIES
Bank overdraft	—	—	—	33,545
Cash received as collateral for OTC derivatives	4,200,000	—	—	—
Collateral on securities loaned, at value	35,245,147	733,542	—	—
Payables:
Investments purchased	87,748,778	—	2,249,246	42,622,436
Swaps	3,049,936	—	—	38,591
Accounting services fees	275,029	31,102	71,565	57,776
Capital shares redeemed	14,739,918	73,977	274,232	156,435
Custodian fees	470,533	49,265	16,380	66,194
Deferred foreign capital gain tax	7,938,819	—	340,084	371,654
Investment advisory fees	2,745,274	51,393	201,686	73,387
Directors’ and Officer’s fees	3,540	3,125	3,318	3,195
Other accrued expenses	29,803	23,357	37,278	59,813
Other affiliate fees	1,829	465	1,219	289
Professional fees	60,344	31,065	78,597	49,936
Reorganization costs	—	—	120,838	—
Service and distribution fees	111,940	11,501	55,768	16,363
Transfer agent fees	844,565	44,148	59,560	39,202

Total liabilities	157,465,455	1,052,940	3,509,771	43,588,816

NET ASSETS	$4,553,311,237	$59,362,499	$324,974,688	$143,605,028

NET ASSETS CONSIST OF
Paid-in capital	$4,261,603,436	$75,406,762	$226,194,752	$106,785,853
Accumumlated earnings (loss)	291,707,801	(16,044,263)	98,779,936	36,819,175

NET ASSETS	$4,553,311,237	$59,362,499	$324,974,688	$143,605,028

(a) Investments, at cost — unaffiliated	$4,123,787,792	$55,349,608	$236,941,731	$116,362,389
(b) Securities loaned, at value	$34,823,677	$705,176	$—	$—
(c) Investments, at cost — affiliated	$201,851,678	$897,918	$2,591,956	$2,941,227
(d) Foreign currency, at cost	$7,945,287	$461	$369	$9,886,507

F I N A N C I A L S T A T E M E N T S	29

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2021

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund	BlackRock Asian Dragon Fund

NET ASSET VALUE
Institutional
Net assets	$3,550,762,270	$12,474,953	$60,833,021	$69,920,174

Shares outstanding	112,763,214	336,200	4,046,273	3,778,016

Net asset value	$31.49	$37.11	$15.03	$18.51

Shares authorized	1.1 billion	100 million	Unlimited	100 million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A
Net assets	$448,081,380	$45,302,364	$261,955,546	$70,933,787

Shares outstanding	14,797,506	1,237,096	17,444,880	3,894,787

Net asset value	$30.28	$36.62	$15.02	$18.21

Shares authorized	100 million	100 million	Unlimited	100 million

Par value	$0.10	$0.10	$0.10	$0.10

Investor C
Net assets	$18,217,738	$1,145,151	$1,908,453	N/A

Shares outstanding	721,132	34,376	126,013	N/A

Net asset value	$25.26	$33.31	$15.14	N/A

Shares authorized	100 million	100 million	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class K
Net assets	$536,249,849	$440,031	N/A	$1,876,180

Shares outstanding	17,021,323	11,858	N/A	101,446

Net asset value	$31.50	$37.11	N/A	$18.49

Shares authorized	1 billion	2 billion	N/A	2 billion

Par value	$0.10	$0.10	N/A	$0.10

Class R
Net assets	N/A	N/A	$277,668	$874,887

Shares outstanding	N/A	N/A	18,243	64,702

Net asset value	N/A	N/A	$15.22	$13.52

Shares authorized	N/A	N/A	Unlimited	200 million

Par value	N/A	N/A	$0.10	$0.10

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund	BlackRock Asian Dragon Fund

INVESTMENT INCOME
Dividends — unaffiliated	$47,580,477	$1,894,954	$1,481,236	$1,892,933
Dividends — affiliated	9,124	20	39	171
Securities lending income — affiliated — net	29,564	1,038	443	2,674
Foreign taxes withheld	(4,670,223)	(81,282)	(44,692)	(141,557)

Total investment income	42,948,942	1,814,730	1,437,026	1,754,221

EXPENSES
Investment advisory	16,266,326	377,746	1,270,235	467,857
Transfer agent — class specific	2,225,595	73,393	105,792	87,153
Custodian	752,815	28,078	18,029	51,610
Service and distribution — class specific	671,388	78,935	334,102	102,654
Registration	368,755	32,874	40,743	43,322
Accounting services	167,991	14,429	36,529	24,360
Professional	77,942	56,616	71,501	71,312
Directors and Officer	8,482	4,359	4,697	4,473
Reorganization	—	—	56,723	—
Miscellaneous	46,649	12,674	22,649	20,907

Total expenses	20,585,943	679,104	1,961,000	873,648
Less:
Fees waived and/or reimbursed by the Manager	(480,711)	(19,022)	(79,558)	(677)
Transfer agent fees waived and/or reimbursed — class specific	(1,228,292)	—	(151)	—

Total expenses after fees waived and/or reimbursed	18,876,940	660,082	1,881,291	872,971

Net investment income (loss)	24,072,002	1,154,648	(444,265)	881,250

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	6,510,633	5,664,949	16,704,181	13,701,131
Investments — affiliated	(858)	(11)	—	(33)
Forward foreign currency exchange contracts	(551,259)	—	—	—
Foreign currency transactions	(643,110)	(12,218)	(19,378)	(689)
Futures contracts	845,013	—	—	—
Swaps	(4,714,860)	—	—	(28,777)

	1,445,559	5,652,720	16,684,803	13,671,632

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(254,965,227)	(16,523,130)	9,801,400	(21,888,990)
Investments — affiliated	(1,878)	163	—	—
Foreign currency translations	20,259	(1,676)	509	44,128
Futures contracts	(1,361,597)	—	—	—
Swaps	783,242	—	—	(27,624)

	(255,525,201)	(16,524,643)	9,801,909	(21,872,486)

Net realized and unrealized gain (loss)	(254,079,642)	(10,871,923)	26,486,712	(8,200,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(230,007,640)	$(9,717,275)	$26,042,447	$(7,319,604)

(a) Net of foreign capital gain tax of	$5,029,405	$—	$45,357	$370,367
(b) Net of reduction in/(increase in) deferred foreign capital gain tax of	$(1,420,199)	$—	$43,500	$(335,904)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,072,002	$9,955,838	$1,154,648	$1,211,969
Net realized gain (loss)	1,445,559	178,670,041	5,652,720	(3,388,051)
Net change in unrealized appreciation (depreciation)	(255,525,201)	568,123,558	(16,524,643)	34,300,540

Net increase (decrease) in net assets resulting from operations	(230,007,640)	756,749,437	(9,717,275)	32,124,458

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(128,212,184)	(13,811,964)	(177,407)	(505,278)
Investor A	(18,481,863)	(2,570,314)	(573,951)	(734,372)
Investor C	(877,939)	(21,438)	(11,074)	(12,114)
Class K	(18,405,261)	(2,538,898)	(6,491)	(7,521)

Decrease in net assets resulting from distributions to shareholders	(165,977,247)	(18,942,614)	(768,923)	(1,259,285)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,236,972,668	1,926,136,388	(13,247,763)	(27,448,414)

NET ASSETS
Total increase (decrease) in net assets	840,987,781	2,663,943,211	(23,733,961)	3,416,759
Beginning of period	3,712,323,456	1,048,380,245	83,096,460	79,679,701

End of period	$4,553,311,237	$3,712,323,456	$59,362,499	$83,096,460

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Long-Horizon Equity Fund		BlackRock Asian Dragon Fund

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(444,265)	$(197,316)	$881,250	$980,624
Net realized gain	16,684,803	66,484,283	13,671,632	11,065,376
Net change in unrealized appreciation (depreciation)	9,801,909	41,953,149	(21,872,486)	38,820,989

Net increase (decrease) in net assets resulting from operations	26,042,447	108,240,116	(7,319,604)	50,866,989

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,090,146)	(4,892,862)	(4,090,477)	(444,817)
Investor A	(41,193,169)	(22,752,134)	(4,052,025)	(347,577)
Investor C	(311,651)	(413,097)	(127,892)	(9,883)
Class K	—	—	(98,715)	(5,860)
Class R	(41,600)	(40,204)	(67,046)	(4,284)

Decrease in net assets resulting from distributions to shareholders	(50,636,566)	(28,098,297)	(8,436,155)	(812,421)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	42,334,268	(1,412,263)	(9,870,798)	(2,773,047)

NET ASSETS
Total increase (decrease) in net assets	17,740,149	78,729,556	(25,626,557)	47,281,521
Beginning of period	307,234,539	228,504,983	169,231,585	121,950,064

End of period	$324,974,688	$307,234,539	$143,605,028	$169,231,585

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$34.51		$22.21	$24.51		$20.73	$22.74	$18.32	$16.51

Net investment income(a)	0.19		0.15	0.04		0.40	0.24	0.14	0.16
Net realized and unrealized gain (loss)		(1.89)	12.46	(1.94)		3.58	(2.14)	4.58	1.86

Net increase (decrease) from investment operations		(1.70)	12.61	(1.90)		3.98	(1.90)	4.72	2.02

Distributions(b)
From net investment income		(0.15)	(0.31)	(0.40)		(0.20)	(0.11)	(0.30)	(0.21)
From net realized gain		(1.17)	—	—		—	—	—	—

Total distributions		(1.32)	(0.31)	(0.40)		(0.20)	(0.11)	(0.30)	(0.21)

Net asset value, end of period	$31.49		$34.51	$22.21		$24.51	$20.73	$22.74	$18.32

Total Return(c)
Based on net asset value	(5.12	)%(d)	57.05%	(7.95	)%(d)	19.39%	(8.39)%	26.35%	12.47%

Ratios to Average Net Assets(e)
Total expenses	0.94	%(f)	1.02%	1.04	%(f)	1.14%	1.31%	1.34%	1.20%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86%	0.86	%(f)	0.97%	1.11%	1.34%	1.20%

Net investment income	1.14	%(f)	0.49%	0.34	%(f)	1.73%	1.05%	0.72%	0.97%

Supplemental Data
Net assets, end of period (000)	$3,550,762		$2,771,663	$660,315		$308,719	$98,990	$77,115	$120,939

Portfolio turnover rate		63%	109%	63%		119%	121%	126%	92%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Investments in underlying funds		0.01%	0.01%	0.02%		0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$33.26		$21.42	$23.62		$19.96	$21.88	$17.62	$15.89

Net investment income(a)	0.15		0.11	0.02		0.29	0.16	0.07	0.08
Net realized and unrealized gain (loss)		(1.83)	11.98	(1.89)		3.50	(2.04)	4.42	1.79

Net increase (decrease) from investment operations		(1.68)	12.09	(1.87)		3.79	(1.88)	4.49	1.87

Distributions(b)
From net investment income		(0.13)	(0.25)	(0.33)		(0.13)	(0.04)	(0.23)	(0.14)
From net realized gain		(1.17)	—	—		—	—	—	—

Total distributions		(1.30)	(0.25)	(0.33)		(0.13)	(0.04)	(0.23)	(0.14)

Net asset value, end of period	$30.28		$33.26	$21.42		$23.62	$19.96	$21.88	$17.62

Total Return(c)
Based on net asset value	(5.27	)%(d)	56.67%	(8.09	)%(d)	19.11%	(8.62)%	25.95%	11.95%

Ratios to Average Net Assets(e)
Total expenses	1.23	%(f)	1.28%	1.36	%(f)	1.45%	1.60%	1.68%	1.68%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.11%	1.11	%(f)	1.22%	1.40%	1.68%	1.68%

Net investment income	0.96	%(f)	0.38%	0.21	%(f)	1.31%	0.72%	0.39%	0.51%

Supplemental Data
Net assets, end of period (000)	$448,081		$463,032	$196,836		$204,061	$164,683	$210,355	$191,205

Portfolio turnover rate		63%	109%	63%		119%	121%	126%	92%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Investments in underlying funds		0.01%	0.01%	0.02%		0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$28.01		$18.03	$19.83		$16.77	$18.50	$14.93	$13.48

Net investment income (loss)(a)	0.03		0.04	(0.05)		0.09	(0.02)	(0.09)	(0.04)
Net realized and unrealized gain (loss)		(1.54)	9.96	(1.60)		2.97	(1.71)	3.76	1.53

Net increase (decrease) from investment operations		(1.51)	10.00	(1.65)		3.06	(1.73)	3.67	1.49

Distributions(b)
From net investment income		(0.07)	(0.02)	(0.15)		—	—	(0.10)	(0.04)
From net realized gain		(1.17)	—	—		—	—	—	—

Total distributions		(1.24)	(0.02)	(0.15)		—	—	(0.10)	(0.04)

Net asset value, end of period	$25.26		$28.01	$18.03		$19.83	$16.77	$18.50	$14.93

Total Return(c)
Based on net asset value	(5.63	)%(d)	55.48%	(8.42	)%(d)	18.25%	(9.35)%	24.84%	11.07%

Ratios to Average Net Assets(e)
Total expenses	2.02	%(f)	2.13%	2.22	%(f)	2.31%	2.41%	2.53%	2.52%

Total expenses after fees waived and/or reimbursed	1.86	%(f)	1.86%	1.86	%(f)	1.98%	2.18%	2.53%	2.52%

Net investment income (loss)	0.21	%(f)	0.16%	(0.51	)%(f)	0.50%	(0.10)%	(0.57)%	(0.33)%

Supplemental Data
Net assets, end of period (000)	$18,218		$18,769	$24,639		$31,362	$34,756	$53,327	$99,170

Portfolio turnover rate		63%	109%	63%		119%	121%	126%	92%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Investments in underlying funds		0.01%	0.01%	0.02%		0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Class K

	Six Months Ended			Period from			Period from
	10/31/21		Year Ended	11/01/19		Year Ended	01/25/18	(a)
	(unaudited)		04/30/21	to 04/30/20		10/31/19	to 10/31/18

Net asset value, beginning of period	$34.53		$22.22	$24.52		$20.74	$25.97

Net investment income(b)	0.21		0.19	0.06		0.48	0.32
Net realized and unrealized gain (loss)		(1.91)	12.44		(1.95)	3.52		(5.55)

Net increase (decrease) from investment operations		(1.70)	12.63		(1.89)	4.00		(5.23)

Distributions(c)
From net investment income		(0.16)	(0.32)		(0.41)	(0.22)	—
From net realized gain		(1.17)	—	—		—	—

Total distributions		(1.33)	(0.32)		(0.41)	(0.22)	—

Net asset value, end of period	$31.50		$34.53	$22.22		$24.52	$20.74

Total Return(d)
Based on net asset value	(5.14	)%(e)	57.13%	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.83	%(g)	0.85%	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.81%	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	1.24	%(g)	0.63%	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$536,250		$458,860	$166,590		$109,569	$1,500

Portfolio turnover rate		63%	109%		63%	119%		121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended		Period from		Period from
	10/31/21	Year Ended	11/01/19	Year Ended	01/25/18	(a)
	(unaudited)	04/30/21	to 04/30/20	10/31/19	to 10/31/18

Investments in underlying funds	0.01%	0.01%	0.02%	0.01%		0.01%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.

	Institutional

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20
						Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$43.87		$31.44	$52.43		$48.89	$49.20	$45.22	$34.98

Net investment income(a)	0.79		0.55	0.44		0.94	0.56	0.40	0.56
Net realized and unrealized gain (loss)		(7.05)	12.47		(20.30)	3.15	(0.29)	4.15	9.95

Net increase (decrease) from investment operations		(6.26)	13.02		(19.86)	4.09	0.27	4.55	10.51

Distributions from net investment income(b)		(0.50)	(0.59)		(1.13)	(0.55)	(0.58)	(0.57)	(0.27)

Net asset value, end of period	$37.11		$43.87	$31.44		$52.43	$48.89	$49.20	$45.22

Total Return(c)
Based on net asset value	(14.49	)%(d)	41.60%	(38.76	)%(d)(e)	8.53%	0.58%	10.37%	30.32%

Ratios to Average Net Assets
Total expenses	1.58	%(f)	1.44%	1.43	%(f)(g)	1.30%	1.36%	1.31%	1.33%

Total expenses after fees waived and/or reimbursed	1.53	%(f)	1.39%	1.43	%(f)(g)	1.30%	1.35%	1.31%	1.33%

Net investment income	3.53	%(f)	1.45%	1.88	%(f)	1.85%	1.13%	0.88%	1.52%

Supplemental Data
Net assets, end of period (000)	$12,475		$15,844	$26,218		$52,123	$59,535	$6 4,009	$5 6,867

Portfolio turnover rate		31%	138%		54%	70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.40)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.49%.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor A

	Six Months Ended 10/31/21 (unaudited)			Period from 11/01/19 to 04/30/20
			Year Ended 04/30/21			Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$43.30		$31.06	$51.70		$48.20	$48.49	$44.57	$34.45

Net investment income(a)	0.65		0.52	0.36		0.78	0.40	0.26	0.42
Net realized and unrealized gain (loss)		(6.89)	12.18		(20.05)	3.12	(0.27)	4.10	9.83

Net increase (decrease) from investment operations		(6.24)	12.70		(19.69)	3.90	0.13	4.36	10.25

Distributions from net investment income(b)		(0.44)	(0.46)		(0.95)	(0.40)	(0.42)	(0.44)	(0.13)

Net asset value, end of period	$36.62		$43.30	$31.06		$51.70	$48.20	$48.49	$44.57

Total Return(c)
Based on net asset value	(14.61	)%(d)	41.05%	(38.84	)%(d)(e)	8.20%	0.29%	10.03%	29.91%

Ratios to Average Net Assets
Total expenses	1.84	%(f)	1.79%	1.74	%(f)(g)	1.60%	1.66%	1.62%	1.65%

Total expenses after fees waived and/or reimbursed	1.79	%(f)	1.74%	1.73	%(f)(g)	1.60%	1.65%	1.62%	1.65%

Net investment income	2.95	%(f)	1.34%	1.56	%(f)	1.57%	0.83%	0.58%	1.17%

Supplemental Data
Net assets, end of period (000)	$45,302		$65,278	$50,074		$89,686	$90,613	$107,992	$105,414

Portfolio turnover rate		31%	138%		54%	70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.49)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.80% and 1.79%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor C

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$39.51		$28.39	$46.95		$43.75	$43.98	$40.45	$31.41

Net investment income (loss)(a)	0.40		0.04	0.16		0.35	0.03	(0.06)	0.12
Net realized and unrealized gain (loss)		(6.28)	11.21		(18.38)	2.85	(0.26)	3.72	8.92

Net increase (decrease) from investment operations		(5.88)	11.25		(18.22)	3.20	(0.23)	3.66	9.04

Distributions from net investment income(b)		(0.32)	(0.13)		(0.34)	—	—	(0.13)	—

Net asset value, end of period	$33.31		$39.51	$28.39		$46.95	$43.75	$43.98	$40.45

Total Return(c)
Based on net asset value	(15.05	)%(d)	39.72%	(39.10	)%(d)(e)	7.31%	(0.52)%	9.12%	28.78%

Ratios to Average Net Assets
Total expenses	2.82	%(f)	2.72%	2.58	%(f)(g)	2.42%	2.47%	2.47%	2.51%

Total expenses after fees waived and/or reimbursed	2.77	%(f)	2.68%	2.57	%(f)(g)	2.42%	2.46%	2.47%	2.51%

Net investment income (loss)	2.01	%(f)	0.11%	0.74	%(f)	0.77%	0.06%	(0.16)%	0.37%

Supplemental Data
Net assets, end of period (000)	$1,145		$1,417	$2,952		$6,397	$12,014	$16,746	$24,117

Portfolio turnover rate		31%	138%		54%	70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.74)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.64% and 2.63%, respectively.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Class K

	Six Months Ended			Period from			Period from
	10/31/21		Year Ended	11/01/19		Year Ended	01/25/18	(a)
	(unaudited)		04/30/21	to 04/30/20		October 31, 2019	to 10/31/18

Net asset value, beginning of period	$43.85		$31.43	$52.43		$48.92	$55.91

Net investment income(b)	0.75		0.67	0.44		0.96	0.31
Net realized and unrealized gain (loss)		(6.98)	12.34		(20.28)	3.14		(7.30)

Net increase (decrease) from investment operations		(6.23)	13.01		(19.84)	4.10		(6.99)

Distributions from net investment income(c)		(0.51)	(0.59)		(1.16)	(0.59)	—

Net asset value, end of period	$37.11		$43.85	$31.43		$52.43	$48.92

Total Return(d)
Based on net asset value	(14.44	)%(e)	41.61%	(38.74	)%(e)(f)	8.55%	(12.50	)%(e)

Ratios to Average Net Assets
Total expenses	1.46	%(g)	1.41%	1.40	%(g)(h)	1.27%	1.33	%(g)

Total expenses after fees waived and/or reimbursed	1.41	%(g)	1.36%	1.40	%(g)(h)	1.27%	1.32	%(g)

Net investment income	3.38	%(g)	1.71%	1.89	%(g)	1.90%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$440		$558	$436		$758	$784

Portfolio turnover rate		31%	138%		54%	70%		48%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.38)%.

(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.46%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund

	Institutional

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended October 31,
							2019	2018	2017	2016

Net asset value, beginning of period	$16.41		$12.18		$14.58		$13.08	$13.09	$10.75	$12.80

Net investment income (loss)(a)		(0.01)	0.02		0.04		0.10	0.10	0.08	0.10
Net realized and unrealized gain (loss)	1.35		5.77			(0.80)	2.38	0.42	2.36	(1.21)

Net increase (decrease) from investment operations	1.34		5.79			(0.76)	2.48	0.52	2.44	(1.11)

Distributions(b)

From net investment income		(0.08)		(0.04)		(0.12)	(0.10)	(0.08)	(0.10)	(0.12)
From net realized gain		(2.64)		(1.52)		(1.52)	(0.88)	(0.45)	—	(0.82)

Total distributions		(2.72)		(1.56)		(1.64)	(0.98)	(0.53)	(0.10)	(0.94)

Net asset value, end of period	$15.03		$16.41		$12.18		$14.58	$13.08	$13.09	$10.75

Total Return(c)
Based on net asset value	8.71	%(d)	50.41	%(e)	(6.45	)%(d)	20.73%	4.04%	22.89%	(9.06)%

Ratios to Average Net Assets
Total expenses	1.02	%(f)(g)	1.05	%(h)	1.04	%(f)(i)	1.01%	1.01%	1.01%	1.02%

Total expenses after fees waived and/or reimbursed	0.97	%(f)(g)	1.00	%(h)	0.99	%(f)(i)	0.96%	0.96%	0.99%	1.02%

Net investment income (loss)	(0.07	)%(f)		0.15%	0.67	%(f)	0.76%	0.75%	0.68%	0.88%

Supplemental Data
Net assets, end of period (000)	$60,833		$52,716		$38,428		$45,641	$44,879	$48,196	$4 4,983

Portfolio turnover rate		19%		83%		27%	42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.98% and 0.93%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.01% and 0.96%, respectively.
(i)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor A

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended October 31,
							2019	2018	2017	2016

Net asset value, beginning of period	$16.41		$12.17		$14.55		$13.05	$13.06	$10.72	$12.76

Net investment income (loss)(a)		(0.02)		(0.01)	0.03		0.07	0.07	0.05	0.07
Net realized and unrealized gain (loss)	1.34		5.77			(0.82)	2.38	0.42	2.36	(1.21)

Net increase (decrease) from investment operations	1.32		5.76			(0.79)	2.45	0.49	2.41	(1.14)

Distributions(b)
From net investment income		(0.07)		(0.03)		(0.07)	(0.07)	(0.05)	(0.07)	(0.08)
From net realized gain		(2.64)		(1.49)		(1.52)	(0.88)	(0.45)	—	(0.82)

Total distributions		(2.71)		(1.52)		(1.59)	(0.95)	(0.50)	(0.07)	(0.90)

Net asset value, end of period	$15.02		$16.41		$12.17		$14.55	$13.05	$13.06	$10.72

Total Return(c)
Based on net asset value	8.57	%(d)	50.17	%(e)	(6.61	)%(d)	20.42%	3.78%	22.59%	(9.32)%

Ratios to Average Net Assets
Total expenses	1.28	%(f)(g)	1.30	%(h)	1.30	%(f)(i)	1.27%	1.27%	1.27%	1.28%

Total expenses after fees waived and/or reimbursed	1.23	%(f)(g)	1.25	%(h)	1.25	%(f)(i)	1.22%	1.22%	1.25%	1.28%

Net investment income (loss)	(0.32	)%(f)		(0.10)%	0.43	%(f)	0.50%	0.49%	0.40%	0.60%

Supplemental Data
Net assets, end of period (000)	$261,956		$252,119		$182,892		$211,071	$194,416	$214,372	$201,001

Portfolio turnover rate		19%		83%		27%	42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.24% and 1.19%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.21%, respectively.
(i)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor C

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended October 31,
							2019	2018	2017	2016

Net asset value, beginning of period	$16.54		$12.22		$14.50		$12.87	$12.94	$10.65	$12.68

Net investment loss(a)		(0.09)		(0.18)		(0.03)	(0.05)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	1.35		5.83			(0.82)	2.40	0.42	2.32	(1.19)

Net increase (decrease) from investment operations	1.26		5.65			(0.85)	2.35	0.38	2.29	(1.21)

Distributions(b)
From net investment income		(0.02)	—		—		—	—	—	—
From net realized gain		(2.64)		(1.33)		(1.43)	(0.72)	(0.45)	—	(0.82)

Total distributions		(2.66)		(1.33)		(1.43)	(0.72)	(0.45)	—	(0.82)

Net asset value, end of period	$15.14		$16.54		$12.22		$14.50	$12.87	$12.94	$10.65

Total Return(c)
Based on net asset value	8.05	%(d)	48.76	%(e)	(6.97	)%(d)	19.54%	2.96%	21.50%	(9.95)%

Ratios to Average Net Assets
Total expenses	2.17	%(f)(g)	2.18	%(h)	2.13	%(f)(i)	2.07%	2.03%	2.07%	2.05%

Total expenses after fees waived and/or reimbursed	2.12	%(f)(g)	2.13	%(h)	2.08	%(f)(i)	2.02%	1.98%	2.06%	2.05%

Net investment income loss.	(1.20	)%(f)		(1.28)%	(0.42	)%(f)	(0.35)%	(0.27)%	(0.26)%	(0.16)%

Supplemental Data
Net assets, end of period (000)	$1,908		$2,022		$6,501		$8,502	$18,464	$25,518	$65,842

Portfolio turnover rate		19%		83%		27%	42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Includes reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.13% and 2.08%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.15% and 2.10%, respectively.
(i)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Class R

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended October 31,
							2019	2018	2017	2016

Net asset value, beginning of period	$16.59		$12.28		$14.60		$13.06	$13.08	$10.72	$12.76

Net investment income (loss)(a)		(0.06)		(0.08)	0.00	(b)	0.01	0.01	0.01	0.02
Net realized and unrealized gain (loss)	1.36		5.85			(0.82)	2.40	0.42	2.36	(1.20)

Net increase (decrease) from investment operations	1.30		5.77			(0.82)	2.41	0.43	2.37	(1.18)

Distributions(c)
From net investment income		(0.03)	—		—		—	—	(0.01)	(0.04)
From net realized gain		(2.64)		(1.46)		(1.50)	(0.87)	(0.45)	—	(0.82)

Total distributions		(2.67)		(1.46)		(1.50)	(0.87)	(0.45)	(0.01)	(0.86)

Net asset value, end of period	$15.22		$16.59		$12.28		$14.60	$13.06	$13.08	$10.72

Total Return(d)
Based on net asset value	8.32	%(e)	49.61	%(f)	(6.74	)%(e)	19.94%	3.32%	22.09%	(9.68)%

Ratios to Average Net Assets
Total expenses	1.84	%(g)(h)	1.65	%(i)	1.71	%(g)(j)	1.67%	1.65%	1.70%	1.71%

Total expenses after fees waived and/or reimbursed	1.69	%(g)(h)	1.59	%(i)	1.64	%(g)(j)	1.62%	1.60%	1.65%	1.69%

Net investment income (loss)	(0.74	)%(g)		(0.55)%	0.03	%(g)	0.09%	0.07%	0.05%	0.20%

Supplemental Data
Net assets, end of period (000)	$278		$377		$683		$806	$1,100	$2,099	$2,816

Portfolio turnover rate		19%		83%		27%	42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Annualized.
(h)	Includes reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.80% and 1.65%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.56%, respectively.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund

	Institutional

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$20.51		$14.31	$16.41		$13.58	$17.15	$16.06	$15.91

Net investment income (loss)(a)	0.13		0.15		(0.03)	0.15	0.15	0.21	0.19
Net realized and unrealized gain (loss)		(1.04)	6.16		(2.07)	2.83	(3.00)	4.25	0.21

Net increase (decrease) from investment operations		(0.91)	6.31		(2.10)	2.98	(2.85)	4.46	0.40

Distributions(b)
From net investment income		(0.09)	(0.11)	—		(0.15)	(0.12)	(0.47)	(0.25)
From net realized gain		(1.00)	—	—		—	(0.60)	(2.90)	—

Total distributions		(1.09)	(0.11)	—		(0.15)	(0.72)	(3.37)	(0.25)

Net asset value, end of period	$18.51		$20.51	$14.31		$16.41	$13.58	$17.15	$16.06

Total Return(c)
Based on net asset value	(4.71	)%(d)	44.25%	(12.80	)%(d)	21.97%	(16.73)%	28.38%	2.47%

Ratios to Average Net Assets
Total expenses	0.99	%(e)	0.99%	1.14	%(e)(f)	0.99%	1.06%	1.22%	1.00%

Total expenses after fees waived and/or reimbursed	0.98	%(e)	0.99%	1.14	%(e)(f)	0.99%	1.05%	1.11%	0.99%

Net investment income (loss)	1.28	%(e)	0.81%	(0.56	)%(e)	1.02%	0.94%	1.14%	1.19%

Supplemental Data
Net assets, end of period (000)	$69,920		$87,154	$58,412		$71,202	$68,280	$112,064	$94,489

Portfolio turnover rate		93%	81%		13%	55%	44%	123%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund (continued)

	Investor A

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$20.21		$14.12	$16.20		$13.41	$16.94	$15.89	$15.75

Net investment income (loss)(a)	0.10		0.10		(0.04)	0.11	0.11	0.17	0.15
Net realized and unrealized gain (loss)		(1.02)	6.08		(2.04)	2.78	(2.96)	4.20	0.20

Net increase (decrease) from investment operations		(0.92)	6.18		(2.08)	2.89	(2.85)	4.37	0.35

Distributions(b)
From net investment income		(0.08)	(0.09)	—		(0.10)	(0.08)	(0.42)	(0.21)
From net realized gain		(1.00)	—	—		—	(0.60)	(2.90)	—

Total distributions		(1.08)	(0.09)	—		(0.10)	(0.68)	(3.32)	(0.21)

Net asset value, end of period	$18.21		$20.21	$14.12		$16.20	$13.41	$16.94	$15.89

Total Return(c)
Based on net asset value	(4.87	)%(d)	43.86%	(12.84	)%(d)	21.63%	(16.95)%	28.15%	2.23%

Ratios to Average Net Assets
Total expenses	1.24	%(e)	1.23%	1.40	%(e)(f)	1.25%	1.31%	1.43%	1.20%

Total expenses after fees waived and/or reimbursed	1.24	%(e)	1.23%	1.40	%(e)(f)	1.25%	1.30%	1.32%	1.20%

Net investment income (loss)	0.99	%(e)	0.56%	(0.83	)%(e)	0.75%	0.72%	0.94%	0.99%

Supplemental Data
Net assets, end of period (000)	$70,934		$77,884	$59,493		$73,416	$70,891	$109,600	$93,523

Portfolio turnover rate		93%	81%		13%	55%	44%	123%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund (continued)

	Class K

	Six Months Ended			Period from			Period from
	10/31/21		Year Ended	01/01/20		Year Ended	01/25/18	(a)
	(unaudited)		04/30/21	to 04/30/20		12/31/19	to 12/31/18

Net asset value, beginning of period	$20.49		$14.30	$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.12		0.14		(0.02)	0.16	0.22
Net realized and unrealized gain (loss)		(1.02)	6.16		(2.08)	2.82		(4.60)

Net increase (decrease) from investment operations		(0.90)	6.30		(2.10)	2.98		(4.38)

Distributions(c)
From net investment income		(0.10)	(0.11)	—		(0.15)		(0.14)
From net realized gain		(1.00)	—	—		—		(0.60)

Total distributions		(1.10)	(0.11)	—		(0.15)		(0.74)

Net asset value, end of period	$18.49		$20.49	$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	(4.71	)%(e)	44.18%	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets
Total expenses	0.91	%(f)	1.01%	1.10	%(f)(g)	0.96%	1.00	%(f)(h)

Total expenses after fees waived and/or reimbursed	0.91	%(f)	1.01%	1.10	%(f)(g)	0.96%	1.00	%(f)

Net investment income (loss)	1.26	%(f)	0.80%	(0.42	)%(f)	1.03%	1.52	%(f)

Supplemental Data
Net assets, end of period (000)	$1,876		$1,488	$809		$699	$446

Portfolio turnover rate		93%	81%		13%	55%		44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund (continued)

	Class R

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$15.31		$10.73	$12.33		$10.20	$13.07	$12.89	$12.81

Net investment income (loss)(a)	0.04		0.04		(0.05)	0.03	0.04	0.07	0.06
Net realized and unrealized gain (loss)		(0.76)	4.60		(1.55)	2.12	(2.28)	3.38	0.16

Net increase (decrease) from investment operations		(0.72)	4.64		(1.60)	2.15	(2.24)	3.45	0.22

Distributions(b)
From net investment income		(0.07)	(0.06)	—		(0.02)	(0.03)	(0.37)	(0.14)
From net realized gain		(1.00)	—	—		—	(0.60)	(2.90)	—

Total distributions		(1.07)	(0.06)	—		(0.02)	(0.63)	(3.27)	(0.14)

Net asset value, end of period	$13.52		$15.31	$10.73		$12.33	$10.20	$13.07	$12.89

Total Return(c)
Based on net asset value	(5.12	)%(d)	43.35%	(12.98	)%(d)	21.14%	(17.30)%	27.53%	1.70%

Ratios to Average Net Assets
Total expenses	1.72	%(e)	1.59%	1.77	%(e)(f)	1.73%	1.73%	1.88%	1.71%

Total expenses after fees waived and/or reimbursed	1.72	%(e)	1.59%	1.77	%(e)(f)	1.73%	1.72%	1.76%	1.71%

Net investment income (loss)	0.51	%(e)	0.31%	(1.21	)%(e)	0.27%	0.30%	0.50%	0.50%

Supplemental Data
Net assets, end of period (000)	$875		$982	$844		$1,115	$2,062	$2,967	$2,647

Portfolio turnover rate		93%	81%		13%	55%	44%	123%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., BlackRock Long-Horizon Equity Fund and BlackRock Asian Dragon Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each organized as a Maryland corporation and BlackRock Asian Dragon Fund is a series of BlackRock Funds VII, Inc., which is organized as a Maryland corporation. BlackRock Long-Horizon Equity Fund is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified
BlackRock Long-Horizon Equity Fund	Long-Horizon Equity	Diversified
BlackRock Asian Dragon Fund	Asian Dragon	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Emerging Markets, Latin America and BlackRock Funds VII, Inc. on behalf of Asian Dragon and the Board of Trustees of Long-Horizon Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On July 27, 2021, the Board of BlackRock Asian Dragon Fund, Inc. (the “Corporation”) approved certain changes relating to the Corporation. In particular, the Board approved (i) the redesignation of the share classes of the Corporation to a new series of the Corporation named BlackRock Asian Dragon Fund and (ii) a change in the name of the Corporation to “BlackRock Funds VII, Inc.”. These changes were effective on July 30, 2021.

Additionally, the Board approved a proposal to change the name of the Fund from BlackRock Asian Dragon Fund to BlackRock Sustainable Emerging Markets Equity Fund and certain changes to the Fund’s investment objective, investment strategy and investment process. These changes were effective on November 2, 2021.

On October 28, 2021, Asian Dragon’s issued and outstanding Investor C Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

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Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

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Notes to Financial Statements (unaudited) (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

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Notes to Financial Statements (unaudited) (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2021, certain investments of Emerging Markets and Latin America were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Emerging Markets
Deutsche Bank Securities, Inc.	$37,884	$(37,884)	$—
J.P. Morgan Securities LLC	34,775,263	(34,775,263)	—
National Financial Services LLC	10,530	(10,530)	—

	$34,823,677	$(34,823,677)	$—

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Notes to Financial Statements (unaudited) (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Latin America
Barclays Capital, Inc.	$91,194	$(91,194)	$—
Citigroup Global Markets, Inc.	35,200	(35,200)	—
Credit Suisse Securities (USA) LLC	578,782	(578,782)	—

	$705,176	$(705,176)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Emerging Markets	Latin America	Long-Horizon Equity	Asian Dragon

First $1 billion	0.81%	1.00%	0.80%	0.60%
$1 billion — $3 billion	0.76	0.94	0.75	0.56
$3 billion — $5 billion	0.73	0.90	0.72	0.54
$5 billion — $10 billion	0.70	0.87	0.70	0.52
Greater than $10 billion	0.69	0.85	0.68	0.51

For the six months ended October 31, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

Emerging Markets	$1,913
Latin America	165
Long-Horizon Equity	463
Asian Dragon	171

With respect to Emerging Markets and Asian Dragon, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Emerging Markets and Long-Horizon Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Emerging Markets		Latin America		Long-Horizon Equity		Asian Dragon

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	N/A	N/A
Class R	N/A	N/A	N/A	N/A	0.25	0.25	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Emerging Markets	$576,034	$95,354	$—	$671,388
Latin America	71,946	6,989	—	78,935
Long-Horizon Equity	323,670	9,651	781	334,102
Asian Dragon	92,731	7,563	2,360	102,654

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

Emerging Markets	$50
Asian Dragon	4

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Notes to Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$1,789	$7,827	$1,836	$187	$—	$11,639
Latin America	613	6,172	552	8	—	7,345
Long-Horizon Equity	252	2,694	549	—	12	3,507
Asian Dragon	4,552	2,265	362	25	12	7,216

For the six months ended October 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$1,863,820	$339,842	$17,854	$4,079	$—	$2,225,595
Latin America	15,107	55,122	2,984	180	—	73,393
Long-Horizon Equity	16,485	86,701	2,028	—	578	105,792
Asian Dragon	42,487	40,891	1,872	282	1,621	87,153

Other Fees: For the six months ended October 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Emerging Markets	$10,517
Latin America	153
Long-Horizon Equity	1,565
Asian Dragon	1,634

For the six months ended October 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Emerging Markets	$1,927	$2,006
Long-Horizon Equity	226	31
Asian Dragon	—	71

Expense Limitations, Waivers and Reimbursements: With respect to Latin America, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the Manager waived $18,943 pursuant to this agreement.

With respect to Long-Horizon Equity, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the Manager waived $79,390 pursuant to this agreement.

With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Long-Horizon Equity, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Emerging Markets	$30,455
Latin America	79
Long-Horizon Equity	168
Asian Dragon	677

With respect to each Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

With respect to Emerging Markets and Long-Horizon Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Long-Horizon Equity	1.15	1.43	2.29	—	1.70

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2021, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Emerging Markets	$450,256

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed—class specific in the Statements of Operations. For the six months ended October 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$995,261	$217,855	$12,805	$2,371	$—	$ 1,228,292
Long-Horizon Equity	—	—	2	—	149	151

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Emerging Markets, Latin America and Asian Dragon each retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Emerging Markets, Latin America and Asian Dragon each, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Long-Horizon Equity retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Long-Horizon Equity, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Emerging Markets	$6,178
Latin America	183
Long-Horizon Equity	82
Asian Dragon	536

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

and restrictions. Asian Dragon and Long-Horizon Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets and Latin America are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended October 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Emerging Markets	$7,362,660	$—	$—

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Emerging Markets	$3,716,217,646	$2,504,066,528
Latin America	23,033,886	34,789,483
Long-Horizon Equity	58,282,682	68,440,383
Asian Dragon	139,476,782	158,234,899

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

Latin America	$23,265,532

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets	$4,345,849,681	$491,769,316	$(213,254,464)	$278,514,852
Latin America	59,939,146	11,845,089	(11,431,775)	413,314
Long-Horizon Equity	242,608,997	96,995,416	(14,128,303)	82,867,113
Asian Dragon	119,774,374	25,533,832	(3,093,384)	22,440,448

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Emerging Markets
Institutional
Shares sold	48,685,437	$1,608,632,504	68,873,921	$2,143,871,430
Shares issued in reinvestment of distributions	3,512,473	117,211,233	404,775	11,886,082
Shares redeemed	(19,743,817)	(638,379,940)	(18,697,657)	(567,264,765)

	32,454,093	$1,087,463,797	50,581,039	$1,588,492,747

Investor A
Shares sold and automatic conversion of shares	2,614,281	$83,380,889	7,563,202	$230,262,345
Shares issued in reinvestment of distributions	542,027	17,404,501	84,502	2,374,530
Shares redeemed	(2,282,281)	(72,286,272)	(2,914,033)	(85,232,133)

	874,027	$28,499,118	4,733,671	$147,404,742

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Emerging Markets (continued)
Investor C
Shares sold	147,648	$3,988,823	324,426	$8,719,645
Shares issued in reinvestment of distributions	32,272	866,500	971	20,032
Shares redeemed and automatic conversion of shares	(128,944)	(3,413,003)	(1,022,090)	(22,477,675)

	50,976	$1,442,320	(696,693)	$(13,737,998)

Class K
Shares sold	6,845,793	$221,247,766	9,127,401	$301,594,124
Shares issued in reinvestment of distributions	551,379	18,405,032	86,421	2,538,837
Shares redeemed	(3,666,431)	(120,085,365)	(3,421,779)	(100,156,064)

	3,730,741	$119,567,433	5,792,043	$203,976,897

	37,109,837	$1,236,972,668	60,410,060	$1,926,136,388

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Latin America
Institutional
Shares sold	200,551	$8,833,074	2,104,582	$76,962,313
Shares issued in reinvestment of distributions	3,011	139,963	11,583	461,234
Shares redeemed	(228,535)	(9,945,733)	(2,588,763)	(98,913,570)

	(24,973)	$(972,696)	(472,598)	$(21,490,023)

Investor A
Shares sold and automatic conversion of shares	18,995	$846,333	338,733	$12,681,036
Shares issued in reinvestment of distributions	10,343	474,862	16,111	627,665
Shares redeemed	(299,753)	(13,494,518)	(459,740)	(16,802,190)

	(270,415)	$(12,173,323)	(104,896)	$(3,493,489)

Investor C
Shares sold	3,224	$125,080	10,327	$355,135
Shares issued in reinvestment of distributions	261	10,943	322	10,853
Shares redeemed and automatic conversion of shares	(4,964)	(201,522)	(78,776)	(2,796,688)

	(1,479)	$(65,499)	(68,127)	$(2,430,700)

Class K
Shares sold	1,234	$55,322	6,122	$244,415
Shares issued in reinvestment of distributions	100	4,664	137	5,396
Shares redeemed	(2,201)	(96,231)	(7,417)	(284,013)

	(867)	$(36,245)	(1,158)	$(34,202)

	(297,734)	$(13,247,763)	(646,779)	$(27,448,414)

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Long-Horizon Equity
Institutional
Shares sold	584,424	$9,073,859	417,078	$5,769,827
Shares issued in reinvestment of distributions	531,088	7,722,022	296,321	4,074,008
Shares redeemed	(280,731)	(4,284,411)	(657,040)	(9,238,780)

	834,781	$12,511,470	56,359	$605,055

Investor A
Shares sold and automatic conversion of shares	335,684	$5,105,424	618,582	$8,526,589
Shares issued in reinvestment of distributions	2,486,273	36,125,534	1,436,825	19,746,396
Shares redeemed	(744,830)	(11,370,776)	(1,709,843)	(24,266,553)

	2,077,127	$29,860,182	345,564	$4,006,432

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Long-Horizon Equity (continued)
Investor C
Shares sold	17,648	$282,138	25,739	$361,120
Shares issued in reinvestment of distributions	20,035	294,317	28,694	385,868
Shares redeemed and automatic conversion of shares	(33,948)	(530,303)	(464,273)	(6,331,031)

	3,735	$46,152	(409,840)	$(5,584,043)

Class R
Shares sold	708	$11,157	9,573	$134,528
Shares issued in reinvestment of distributions	2,733	40,306	2,852	39,509
Shares redeemed	(7,937)	(134,999)	(45,329)	(613,744)

	(4,496)	$(83,536)	(32,904)	$(439,707)

	2,911,147	$42,334,268	(40,821)	$(1,412,263)

	Six Months Ended 10/31/21		Year Ended 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Asian Dragon
Institutional
Shares sold	51,770	$1,014,161	630,325	$12,567,552
Shares issued in reinvestment of distributions	183,337	3,580,570	21,769	384,431
Shares redeemed	(706,047)	(14,262,585)	(483,905)	(8,486,261)

	(470,940)	$(9,667,854)	168,189	$4,465,722

Investor A
Shares sold and automatic conversion of shares	196,931	$3,717,719	284,040	$5,198,964
Shares issued in reinvestment of distributions	188,400	3,622,941	18,181	310,669
Shares redeemed	(344,143)	(6,600,049)	(662,177)	(11,523,000)

	41,188	$740,611	(359,956)	$(6,013,367)

Investor C(a)
Shares sold	1,729	$21,222	14,549	$181,850
Shares issued in reinvestment of distributions	10,354	127,360	913	9,548
Shares redeemed and automatic conversion of shares	(141,615)	(1,676,810)	(141,625)	(1,623,093)

	(129,532)	$(1,528,228)	(126,163)	$(1,431,695)

Class K
Shares sold	32,062	$632,526	42,279	$841,351
Shares issued in reinvestment of distributions	4,460	87,022	267	4,682
Shares redeemed	(7,695)	(144,180)	(26,469)	(474,562)

	28,827	$575,368	16,077	$371,471

Class R
Shares sold	8,537	$118,106	20,658	$291,819
Shares issued in reinvestment of distributions	4,688	67,046	346	4,284
Shares redeemed	(12,673)	(175,847)	(35,508)	(461,281)

	552	$9,305	(14,504)	$(165,178)

	(529,905)	$(9,870,798)	(316,357)	$(2,773,047)

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

As of October 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

Latin America	3,577
Asian Dragon	10,701

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

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Notes to Financial Statements (unaudited) (continued)

On February 10, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Long-Horizon Equity Fund to BlackRock Unconstrained Equity Fund and certain changes to the Fund’s investment objective, investment strategy and investment process. Subject to shareholder approval of the Fund’s classification change from diversified to non-diversified, these changes are expected to become effective as soon as practicable thereafter.

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Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Emerging Markets Fund Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the sub-advisory agreement (the “Emerging Markets Fund Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Latin America Fund Advisory Agreement”) between Latin America Fund and the Manager, its investment advisor.

The Board of Directors of BlackRock Funds VII, Inc. (the “Corporation”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Asian Dragon Fund (“Asian Dragon Fund”), and the Manager, Asian Dragon Fund’s investment advisor. The Board of the Corporation also considered the approval of the sub-advisory agreement (the “Asian Dragon Fund Sub-Advisory Agreement”) between the Manager and BAMNA with respect to Asian Dragon Fund.

The Board of Trustees of BlackRock Long-Horizon Equity Fund (the “Long-Horizon Equity Fund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Long-Horizon Equity Fund Advisory Agreement”) between Long-Horizon Equity Fund and Manager, its investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Long-Horizon Equity Fund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL”) with respect to Long-Horizon Equity Fund.

Emerging Markets Fund, Latin America Fund, Asian Dragon Fund and Long-Horizon Equity Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager, BAMNA and BIL are referred to herein as “BlackRock.” The Emerging Markets Fund Advisory Agreement, the Emerging Markets Fund Sub-Advisory Agreement, the Latin America Fund Advisory Agreement, the Corporation Advisory Agreement, the Asian Dragon Fund Sub-Advisory Agreement, the Long-Horizon Equity Fund Advisory Agreement and the Long-Horizon Equity Fund Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund, the Board of Directors of Latin America Fund, the Board of Directors of the Corporation and the Board of Trustees of Long-Horizon Equity Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2021 are referred to as the “April Meeting” and the meetings held on May 10-12, 2021 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members whom are not “interested persons” of the pertinent Fund or, with respect to Asian Dragon Fund, the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s or, with respect to Asian Dragon Fund, the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of each Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. Each Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Long-Horizon Equity Fund ranked in the second, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Latin American Fund ranked in the third, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board was informed that, among other things, an overweight allocation to Brazil in 2020 detracted from performance over both the one- and three-year periods. In addition, an overweight allocation to Argentina in 2019 also contributed to the Fund’s underperformance over the three-year period. The Fund’s underweight allocation to Brazil and overweight allocation to Mexico in 2016 detracted from performance over the five-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, Asian Dragon Fund ranked in the third, fourth and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board was informed that, among other things, stock selection in India and Hong Kong, coupled with an underweight allocation to Taiwanese technology, were the primary detractors of performance. The Board also noted the recent changes within the portfolio management team.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Asian Dragon Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Long-Horizon Equity Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

waive a portion of the advisory fee payable by the Fund. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board noted that Latin America Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Fund. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

Each Board also noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Each Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of the Emerging Markets Fund Advisory Agreement between the Manager and Emerging Markets Fund for a one-year term ending June 30, 2022, and the Emerging Markets Fund Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Fund for a one-year term ending June 30, 2022.

The Board of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of the Latin America Fund Advisory Agreement between the Manager and Latin America Fund for a one-year term ending June 30, 2022.

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Asian Dragon Fund, for a one-year term ending June 30, 2022, and the Asian Dragon Fund Sub-Advisory Agreement between the Manager and BAMNA with respect to Asian Dragon Fund for a one-year term ending June 30, 2022.

The Board of Long-Horizon Equity Fund, including the Independent Board Members, unanimously approved the continuation of the Long-Horizon Equity Fund Advisory Agreement between the Manager and Long-Horizon Equity Fund for a one-year term ending June 30, 2022, and the Long-Horizon Equity Fund Sub-Advisory Agreement between the Manager and BIL with respect to Long-Horizon Equity Fund for a one-year term ending June 30, 2022.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	69

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Transfer Agent

BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Distributor

BlackRock Asset Management North Asia Limited(a)	BlackRock Investments, LLC

Hong Kong	New York, NY 10022

BlackRock International Limited(b)	Independent Registered Public Accounting Firm

Edinburgh, EH3 8JB	Deloitte & Touche LLP

United Kingdom	Boston, MA 02116

Accounting Agent	Legal Counsel

State Street Bank and Trust Company	Sidley Austin LLP

Boston, MA 02111	New York, NY 10019

Custodian	Address of the Funds

Brown Brothers Harriman & Co.	100 Bellevue Parkway

Boston, MA 02109	Wilmington, DE 19809

(a)	For Asian Dragon and Emerging Markets.
(b)	For Emerging Markets and Long-Horizon Equity.

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Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

GBP	British Pound

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

SAB	Special Assessment Bonds

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	71

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Horizon Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Long-Horizon Equity Fund

Date: January 4, 2022

3